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                                                              File No. 333-60905
                                                                     Rule 497(d)
                    Supplement Dated November 2, 1998 to the
                       Prospectus Dated October 15, 1998

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                         Nuveen Unit Trusts, Series 18

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     Notwithstanding anything to the contrary in the Prospectus, the following information replaces the sales charge provisions for wrap accounts (including deferred sales charges):

                                                  Total   Percent
                              Initial  Deferred  Maximum   of Net
                               Sales    Sales     Sales    Amount
                              Charge    Charge   Charge   Invested
                              ------    ------   ------   --------
        Wrap Accounts.......   0.00%    $0.35    1.00%*    1.010%

*All Units of the Trusts will be subject to the applicable deferred sales charge per Unit regardless of sales charge discounts. Investors who, as a result of sales charge discounts, are eligible to purchase Units subject to a maximum total sales charge less than the applicable maximum deferred sales charge will be credited the difference between these amounts at the time of purchase.

     Units may be purchased with the reduced sales charge provided for "wrap accounts" referenced above by:

     1. investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed;

     2. bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity;

     3. any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (defined as spouses, parents, children, grandchildren, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings); and

     4. officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates.